Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Electronic Control Security Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2005 filed with the Securities and Exchange on the date hereof (the "Report"), I, Arthur Barchenko, President and Chief Executive Officer (serving as principal executive officer and principal financial and accounting officer), certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



       SIGNATURE                   TITLE                              DATE

       /s/ Arthur Barchenko        President and Chief
                                   Executive Officer         February 13, 2006
                                   (principal executive
                                   officer and principal
                                   financial and accounting
                                   officer)



      This certification accompanies this Report on Form 10-QSB pursuant to
      Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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